EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of RTG Ventures, Inc. (the "Company") on Form 10-QSB for the period ending May 31, 2005, as filed with the Securities and Exchange Commission on the date hereof ("Report"), I, Deborah Rose, President and Chief Executive Officer/Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


/s/   Deborah Rose
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Deborah Rose,
President and Chief Executive
Officer/Chief Financial Officer
(Principal Executive Officer)